EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             SEC RELEASE NO. 33-8212

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of National Penn Bancshares, Inc. (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 14, 2003                              /s/ Gary L. Rhoads
                                                ------------------------------
                                                Name:  Gary L. Rhoads
                                                Title: Treasurer and Chief
                                                       Financial Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and not for any other purpose.

         A signed original of this written statement required by Section 906 has been provided to National Penn Bancshares, Inc. and will be retained by National Penn Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.